Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Aircastle Limited (the “Company”) for the three months ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Aaron Dahlke, as Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
A signed original of this written statement required by section 906 has been provided to Aircastle Limited and will be retained by Aircastle Limited and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Aaron Dahlke
Name:	Aaron Dahlke
Title:	Chief Financial Officer
Date:	November 1, 2018